UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 17, 2018

Date of Report (Date of earliest event reported)

PERKINS OIL & GAS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-207383	33-1229553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17330 Preston Road, #200D Dallas, TX	75252
(Address of principal executive offices)	(Postal Code)

(201) 730-6454

Registrant’s telephone number, including area code

_______________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALE OF SECURITIES

Since the filing of its annual report on Form 10-K for the fiscal year ended June 30, 2018, Perkins Oil & Gas Inc., a Nevada corporation (the “Company”), has issued a total of 2,500,000 shares of its common stock.

On July 17, 2017, the Company issued a Demand Promissory Note in the amount of $10,000.00 to a non-affiliate, third party (the “Third Party”). This Demand Promissory Note was issued in consideration of advances and loans made by the Third Party to the Company.

On June 16, 2018, the Company issued a Convertible Promissory Note (the “CPN”) in the principal amount of $5,000.00 to the Third Party.

Pursuant to the terms of the CPN, the holder has the right to convert any portion of the principal amount thereof at the par value of $0.004 per share. The holder also has the right to assign any portion of the Note, or assign the shares to be issued upon any conversion of the Notes, to other parties.

During the month of June, 2018, the Third Party sold one-half of its interest in the Demand Promissory Note to one (1) other independent third party (such other independent party and the Third Party are referred to herein as the “Holders”).

During the month of July, 2018, the Holders provided notices of election to convert a total of $10,000.00 of the Notes into shares, which totaled 2,500,000 shares.

Each of the foregoing issuances of securities was exempt from registration due to the exemption found in Regulation S promulgated by the Securities and Exchange Commission under the Securities Act of 1933. These sales were offshore transactions since all of the offerees were not in the United States and the purchasers were outside the United States at the time of the purchase. Moreover, there were no directed selling efforts of any kind made in the United States neither by us nor by any affiliate or any person acting on our behalf in connection with any of these offerings. All offering materials and documents used in connection with the offers and sales of the securities included statements to the effect that the securities have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States or to U.S. persons unless the securities are registered under the Act or an exemption therefrom is available and that hedging transactions involving those securities may not be conducted unless in compliance with the Act. Each purchaser under Regulation S certified that it is not a U.S. person and is not acquiring the securities for the account or benefit of any U.S. person and agreed to resell such securities only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an available exemption from registration. The shares sold are restricted securities and the certificates representing these shares have been affixed with a standard restrictive legend, which states that the securities cannot be sold without registration under the Securities Act of 1933 or an exemption therefrom and we are required to refuse to register any transfer that does not comply with such requirements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERKINS OIL & GAS INC.

DATE: August 20, 2018

By:	/s/ Sonny Arandia
Name:	Sonny Arandia
Title:	Chief Executive Officer

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